                       PROSPECTUS DATED NOVEMBER 15, 2004

                                      FOR

                     LIFESTAGES(R) ACCESS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium LifeStages(R) Access Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use the policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account option and the Investment Divisions listed below.

  -    MainStay VP Bond
  -    MainStay VP Capital Appreciation
  -    MainStay VP Cash Management
  -    MainStay VP Common Stock
  -    MainStay VP Convertible
  -    MainStay VP Government
  -    MainStay VP High Yield Corporate Bond
  -    MainStay VP International Equity
  -    MainStay VP Mid Cap Core
  -    MainStay VP Mid Cap Growth
  -    MainStay VP Mid Cap Value
  -    MainStay VP S&P 500 Index
  -    MainStay VP Small Cap Growth
  -    MainStay VP Total Return
  -    MainStay VP Value
  -    MainStay VP American Century Income & Growth
  -    MainStay VP Dreyfus Large Company Value
  -    MainStay VP Eagle Asset Management Growth Equity
  -    MainStay VP Lord Abbett Developing Growth
  -    Alger American Small Capitalization
  -    Calvert Social Balanced
  -    Colonial Small Cap Value Fund, Variable Series--
       Class B
  -    Dreyfus IP Technology Growth
  -    Fidelity(R) VIP Contrafund(R)
  -    Fidelity(R) VIP Equity-Income
  -    Fidelity(R) VIP Mid Cap
  -    Janus Aspen Series Balanced
  -    Janus Aspen Series Worldwide Growth
  -    MFS(R) Investors Trust Series
  -    MFS(R) Research Series
  -    MFS(R) Utilities Series
  -    Neuberger Berman AMT Mid-Cap Growth
  -    T. Rowe Price Equity Income Portfolio
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity
  -    Victory VIF Diversified Stock

     SOME INVESTMENT DIVISIONS OFFERED IN POLICIES PRIOR TO NOVEMBER 15, 2004 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER NOVEMBER 15, 2004. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

     We do not guarantee the investment performance of these Investment Divisions. Depending on market conditions, you can make or lose money in any of the Investment Divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the Liberty Variable Investment Trust, the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., the Neuberger Berman Advisors Management Trust, the Victory Variable Insurance Funds and the Van Eck Worldwide Insurance Trust (the "Funds", each individually a "Fund"). Each Investment Division invests in shares of a corresponding fund portfolio.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated November 15, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
TABLE OF FEES AND EXPENSES.............    4
EXAMPLES...............................    5
QUESTIONS AND ANSWERS ABOUT
  LIFESTAGES(R) ACCESS VARIABLE
  ANNUITY..............................   10
  How Do I Contact NYLIAC?.............   12
FINANCIAL STATEMENTS...................   12
CONDENSED FINANCIAL INFORMATION........   13
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   15
  New York Life Insurance and Annuity
     Corporation.......................   15
  The Separate Account.................   15
  The Portfolios.......................   15
  Additions, Deletions or Substitutions
     of Investments....................   16
  Reinvestment.........................   17
THE POLICIES...........................   17
  Selecting the Variable Annuity That's
     Right for You.....................   17
  Qualified and Non-Qualified
     Policies..........................   18
  Policy Application and Premium
     Payments..........................   19
  Payments Returned for Insufficient
     Funds.............................   19
  Your Right to Cancel ("Free Look")...   20
  Issue Ages...........................   20
  Transfers............................   20
     (a) Limits on Transfers...........   20
  Virtual Service Center and
     Interactive Voice Response
     System............................   21
  Dollar Cost Averaging (DCA)
     Program...........................   22
  Automatic Asset Reallocation.........   23
  Accumulation Period..................   23
     (a) Crediting of Premium
          Payments.....................   23
     (b) Valuation of Accumulation
          Units........................   24
  Riders...............................   24
     (a) Enhanced Beneficiary Benefit
         Rider (Optional)..............   24
     (b) Enhanced Spousal Continuance
         Rider (Optional)..............   25
  Policy Owner Inquiries...............   26
  Records and Reports..................   26

                                         PAGE
                                         ----
CHARGES AND DEDUCTIONS.................   26
  Separate Account Charge..............   26
  Policy Service Charge................   26
  Transfer Fees........................   27
  Group and Sponsored Arrangements.....   27
  Taxes................................   27
  Fund Charges.........................   27
  Enhanced Beneficiary Benefit Rider
     Charge............................   27
DISTRIBUTIONS UNDER THE POLICY.........   28
  Surrenders and Withdrawals...........   28
     (a) Surrenders....................   28
     (b) Partial Withdrawals...........   28
     (c) Periodic Partial
          Withdrawals..................   28
     (d) Hardship Withdrawals..........   29
  Required Minimum Distribution........   29
  Our Right to Cancel..................   29
  Annuity Commencement Date............   29
  Death Before Annuity Commencement....   29
  Income Payments......................   31
     (a) Election of Income Payment
          Options......................   31
     (b) Proof of Survivorship.........   31
  Delay of Payments....................   31
  Designation of Beneficiary...........   31
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   32
THE FIXED ACCOUNT......................   32
     (a) Interest Crediting............   32
     (b) Transfers to Investment
          Divisions....................   32
     (c) Transfers to Fixed Account....   32
FEDERAL TAX MATTERS....................   33
  Introduction.........................   33
  Taxation of Annuities in General.....   33
  Qualified Plans......................   34
     (a) Section 403(b) Plans..........   34
     (b) Individual Retirement
          Annuities....................   34
     (c) Roth Individual Retirement
          Annuities....................   34
     (d) Inherited IRAs................   34
DISTRIBUTOR OF THE POLICIES............   35
VOTING RIGHTS..........................   35
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   36

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value and the Fixed Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and policy service charges deducted from the Fixed Account.

FUND--An open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          None
 (as a % of amount withdrawn)
 Transfer Fee                                              Current: None
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $40 per policy for policies with less than $50,000
                                                           Accumulation Value(1)
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.55% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Riders
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

(1) May be lower in some jurisdictions.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                               -------------------
                                                               MINIMUM    MAXIMUM
 ---------------------------------------------------------------------------------
 For policies purchased on or after November 15, 2004:          0.55%      2.22%
   Expenses that are deducted from the Investment Division
   assets, including management fees, 12b-1 fees,
   administration fees and other expenses.
 For policies purchased prior to November 15, 2004: Expenses    0.39%      1.87%
   that are deducted from the Investment Division assets,
   including management fees, 12b-1 fees, administration fees and other expenses.

EXAMPLES

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including, contract owner transaction expenses, contract fees, separate account annual expenses and portfolio company fees and expenses. The annual policy service charge does not apply to policies with an Accumulation Value of $50,000 or greater. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets whether you surrender, annuitize or do not surrender your policy at the end of the stated time period.

     FOR POLICIES PURCHASED ON OR AFTER NOVEMBER 15, 2004.

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders.........................................  $253.93   $  781.02   $1,334.90   $2,773.49
with EBB Rider.............................................  $284.08   $  871.14   $1,484.30   $3,139.22
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders.........................................  $263.99   $  811.14   $1,384.93   $2,870.15
with EBB Rider.............................................  $294.10   $  900.94   $1,533.52   $3,234.84
MAINSTAY VP CASH MANAGEMENT
without any Riders.........................................  $229.77   $  708.46   $1,213.85   $2,537.39
with EBB Rider.............................................  $259.99   $  799.22   $1,365.14   $2,905.57
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders.........................................  $251.92   $  775.00   $1,324.87   $2,754.05
with EBB Riders............................................  $282.07   $  865.16   $1,474.43   $3,120.00
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders.........................................  $266.99   $  820.14   $1,399.86   $2,898.90
with EBB Rider.............................................  $297.11   $  909.87   $1,548.25   $3,263.31
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders.........................................  $258.95   $  796.08   $1,359.93   $2,821.94
with EBB Rider.............................................  $289.09   $  886.05   $1,508.94   $3,187.14
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders.........................................  $259.96   $  799.09   $1,364.93   $2,831.59
with EBB Rider.............................................  $290.11   $  889.05   $1,513.88   $3,196.73
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders.........................................  $307.11   $  939.58   $1,597.15   $3,274.43
with EBB Rider.............................................  $337.13   $1,028.24   $1,742.48   $3,634.43
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders.........................................  $318.14   $  972.20   $1,650.72   $3,374.95
with EBB Rider.............................................  $348.09   $1,060.52   $1,795.19   $3,733.70
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders.........................................  $297.09   $  909.84   $1,548.21   $3,182.02
with EBB Rider.............................................  $327.12   $  998.76   $1,694.26   $3,543.12
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders.........................................  $284.06   $  871.07   $1,484.19   $3,060.43
with EBB Rider.............................................  $314.12   $  960.34   $1,631.26   $3,422.99
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders.........................................  $238.83   $  735.73   $1,259.42   $2,626.61
with EBB Rider.............................................  $269.03   $  826.24   $1,409.98   $2,993.90
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders.........................................  $321.13   $  981.07   $1,665.27   $3,402.18
with EBB Rider.............................................  $351.09   $1,069.33   $1,809.55   $3,760.61
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders.........................................  $260.96   $  802.11   $1,369.93   $2,841.24
with EBB Rider.............................................  $291.10   $  892.01   $1,518.79   $3,206.26

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders.........................................  $265.98   $  817.12   $1,394.87   $2,889.32
with EBB Rider.............................................  $296.10   $  906.90   $1,543.33   $3,253.81
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH-- SERVICE
  CLASS
without any Riders.........................................  $294.10   $  900.92   $1,533.46   $3,154.10
with EBB Rider.............................................  $324.12   $  989.90   $1,679.76   $3,515.54
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--SERVICE CLASS
without any Riders.........................................  $299.10   $  915.79   $1,558.00   $3,200.54
with EBB Rider.............................................  $329.12   $1,004.68   $1,703.95   $3,561.48
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--SERVICE
  CLASS
without any Riders.........................................  $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider.............................................  $313.12   $  957.37   $1,626.38   $3,413.67
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--SERVICE CLASS
without any Riders.........................................  $319.13   $  975.14   $1,655.56   $3,384.04
with EBB Rider.............................................  $349.08   $1,063.45   $1,799.95   $3,742.66
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders.........................................  $297.09   $  909.84   $1,548.21   $3,182.02
with EBB Rider.............................................  $327.12   $  998.76   $1,694.26   $3,543.12
CALVERT SOCIAL BALANCED
without any Riders.........................................  $267.99   $  823.14   $1,404.83   $2,908.52
with EBB Rider.............................................  $298.12   $  912.87   $1,553.17   $3,272.82
COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES--CLASS B
without any Riders.........................................  $341.13   $1,040.04   $1,761.77   $3,581.47
with EBB Rider.............................................  $371.03   $1,127.77   $1,904.54   $3,937.56
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders.........................................  $288.07   $  883.00   $1,503.91   $3,098.00
with EBB Rider.............................................  $318.13   $  972.17   $1,650.69   $3,460.15
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders.........................................  $267.99   $  823.14   $1,404.83   $2,908.52
with EBB Rider.............................................  $298.12   $  912.87   $1,553.17   $3,272.82
FIDELITY(R) VIP EQUITY-INCOME--SERVICE CLASS 2
without any Riders.........................................  $256.93   $  790.06   $1,349.91   $2,802.60
with EBB Rider.............................................  $287.09   $  880.09   $1,499.11   $3,168.04
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.........................................  $270.00   $  829.13   $1,414.80   $2,927.63
with EBB Rider.............................................  $300.12   $  918.81   $1,562.95   $3,291.71
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders.........................................  $256.93   $  790.06   $1,349.91   $2,802.60
with EBB Rider.............................................  $287.09   $  880.09   $1,499.11   $3,168.04
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders.........................................  $265.98   $  817.12   $1,394.87   $2,889.32
with EBB Rider.............................................  $296.10   $  906.90   $1,543.33   $3,253.81
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders.........................................  $287.07   $  880.02   $1,498.99   $3,088.63
with EBB Rider.............................................  $317.13   $  969.23   $1,645.85   $3,450.87
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders.........................................  $288.07   $  883.00   $1,503.91   $3,098.00
with EBB Rider.............................................  $318.13   $  972.17   $1,650.69   $3,460.15
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.........................................  $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider.............................................  $322.12   $  984.01   $1,670.09   $3,497.13
NEUBERGER BERMAN AMT MID-CAP GROWTH--CLASS S
without any Riders.........................................  $286.07   $  877.03   $1,494.04   $3,079.23
with EBB Rider.............................................  $316.13   $  966.28   $1,641.01   $3,441.60

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders.........................................  $285.06   $  874.05   $1,489.13   $3,069.86
with EBB Rider.............................................  $315.12   $  963.30   $1,636.11   $3,432.28
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.........................................  $298.09   $  912.80   $1,553.08   $3,191.26
with EBB Rider.............................................  $328.12   $1,001.71   $1,699.10   $3,552.32
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders.........................................  $396.96   $1,203.42   $2,026.91   $4,063.87
with EBB Rider.............................................  $426.69   $1,289.64   $2,165.54   $4,413.22
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders.........................................  $343.13   $1,045.92   $1,771.36   $3,599.17
with EBB Rider.............................................  $373.01   $1,133.59   $1,913.97   $3,955.05

     FOR POLICIES PURCHASED PRIOR TO NOVEMBER 15, 2004.

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without EBB Rider..........................................  $248.89   $  765.93   $1,309.77   $2,724.76
with EBB Rider.............................................  $279.07   $  856.20   $1,459.59   $3,091.06
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without EBB Rider..........................................  $258.95   $  796.08   $1,359.93   $2,821.94
with EBB Rider.............................................  $289.09   $  886.05   $1,508.94   $3,187.14
MAINSTAY VP CASH MANAGEMENT
without EBB Rider..........................................  $249.89   $  768.97   $1,314.84   $2,734.55
with EBB Rider.............................................  $280.07   $  859.19   $1,464.54   $3,100.71
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without EBB Rider..........................................  $246.88   $  759.92   $1,299.76   $2,705.23
with EBB Rider.............................................  $277.06   $  850.19   $1,449.68   $3,071.68
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without EBB Rider..........................................  $253.93   $  781.02   $1,334.90   $2,773.49
with EBB Rider.............................................  $284.08   $  871.14   $1,484.30   $3,139.22
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without EBB Rider..........................................  $254.93   $  784.04   $1,339.93   $2,783.22
with EBB Rider.............................................  $285.09   $  874.12   $1,489.24   $3,148.85
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without EBB Rider..........................................  $302.11   $  924.71   $1,572.70   $3,228.36
with EBB Rider.............................................  $332.11   $1,013.50   $1,718.38   $3,588.89
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without EBB Rider..........................................  $313.14   $  957.38   $1,626.41   $3,329.41
with EBB Rider.............................................  $343.10   $1,045.85   $1,771.28   $3,688.75
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without EBB Rider..........................................  $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider.............................................  $322.12   $  984.01   $1,670.09   $3,497.13
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without EBB Rider..........................................  $279.03   $  856.09   $1,459.43   $3,013.18
with EBB Rider.............................................  $309.12   $  945.51   $1,606.91   $3,376.33
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without EBB Rider..........................................  $233.80   $  720.59   $1,234.14   $2,577.14
with EBB Rider.............................................  $264.01   $  811.24   $1,385.10   $2,944.96
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without EBB Rider..........................................  $316.13   $  966.28   $1,641.01   $3,356.76
with EBB Rider.............................................  $346.09   $1,054.68   $1,785.65   $3,715.76
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without EBB Rider..........................................  $255.92   $  787.06   $1,344.93   $2,792.93
with EBB Rider.............................................  $286.09   $  877.11   $1,494.18   $3,158.46

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP VALUE--INITIAL CLASS
without EBB Rider..........................................  $260.96   $  802.11   $1,369.93   $2,841.24
with EBB Rider.............................................  $291.10   $  892.01   $1,518.79   $3,206.26
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH-- INITIAL
  CLASS
without EBB Rider..........................................  $289.07   $  886.00   $1,508.86   $3,107.39
with EBB Rider.............................................  $319.12   $  975.14   $1,655.56   $3,469.39
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without EBB Rider..........................................  $294.10   $  900.92   $1,533.46   $3,154.10
with EBB Rider.............................................  $324.12   $  989.90   $1,679.76   $3,515.54
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL
  CLASS
without EBB Rider..........................................  $278.03   $  853.11   $1,454.52   $3,003.75
with EBB Riders............................................  $308.11   $  942.55   $1,602.04   $3,366.97
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without EBB Rider..........................................  $314.14   $  960.35   $1,631.27   $3,338.54
with EBB Rider.............................................  $344.10   $1,048.80   $1,776.05   $3,697.76
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without EBB Rider..........................................  $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider.............................................  $322.12   $  984.01   $1,670.09   $3,497.13
CALVERT SOCIAL BALANCED
without EBB Rider..........................................  $288.07   $  883.00   $1,503.91   $3,098.00
with EBB Rider.............................................  $318.13   $  972.17   $1,650.69   $3,460.15
COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES--CLASS B
without any Riders.........................................  $341.13   $1,040.04   $1,761.77   $3,581.47
with EBB Rider.............................................  $371.03   $1,127.77   $1,904.54   $3,937.56
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without EBB Rider..........................................  $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider.............................................  $313.12   $  957.37   $1,626.38   $3,413.67
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without EBB Rider..........................................  $251.92   $  775.00   $1,324.87   $2,754.05
with EBB Rider.............................................  $282.07   $  865.16   $1,474.43   $3,120.00
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without EBB Rider..........................................  $290.07   $  888.96   $1,513.75   $3,116.73
with EBB Rider.............................................  $320.12   $  978.10   $1,660.40   $3,478.63
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without EBB Rider..........................................  $265.98   $  817.12   $1,394.87   $2,889.32
with EBB Rider.............................................  $296.10   $  906.90   $1,543.33   $3,253.81
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without EBB Rider..........................................  $282.05   $  865.07   $1,474.31   $3,041.57
with EBB Rider.............................................  $312.12   $  954.41   $1,621.53   $3,404.36
MFS(R) RESEARCH SERIES--INITIAL CLASS
without EBB Rider..........................................  $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider.............................................  $313.12   $  957.37   $1,626.38   $3,413.67
MFS(R) UTILITIES SERIES--SERVICE CLASS
without EBB Rider..........................................  $312.14   $  954.43   $1,621.55   $3,320.27
with EBB Rider.............................................  $342.11   $1,042.93   $1,766.49   $3,679.73
NEUBERGER BERMAN AMT MID-CAP GROWTH--CLASS S
without EBB Rider..........................................  $306.11   $  936.60   $1,592.25   $3,265.22
with EBB Rider.............................................  $336.13   $1,025.30   $1,737.67   $3,625.36

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without EBB Rider..........................................  $280.05   $  859.10   $1,464.41   $3,022.69
with EBB Rider.............................................  $310.13   $  948.50   $1,611.82   $3,385.72
VAN ECK WORLDWIDE HARD ASSETS
without EBB Rider..........................................  $318.14   $  972.20   $1,650.72   $3,374.95
with EBB Rider.............................................  $348.09   $1,060.52   $1,795.19   $3,733.70
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without EBB Rider..........................................  $382.04   $1,159.93   $1,956.63   $3,937.42
with EBB Rider.............................................  $411.80   $1,246.54   $2,096.34   $4,288.60
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without EBB Rider..........................................  $363.11   $1,104.56   $1,866.84   $3,774.38
with EBB Rider.............................................  $392.93   $1,191.67   $2,007.94   $4,127.85

       QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ACCESS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ACCESS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) ACCESS VARIABLE ANNUITY?

     A LifeStages(R) Access Variable Annuity is a flexible premium deferred variable retirement annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited on amounts in the Fixed Account.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     You can allocate your premium payments to one or more of the following Allocation Alternatives:

        SEPARATE ACCOUNT

             The Separate Account currently consists of 70 investment divisions 36 of which are available under this product. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "THE FIXED ACCOUNT.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date but certain restrictions apply. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make transfers from the Fixed Account, to the Investment Divisions but certain restrictions apply. (See "THE FIXED ACCOUNT.") You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period. For policies issued on or after the date of this Prospectus, the maximum amount that may be transferred into the Fixed Account in a Policy Year from the Investment Divisions is described in the Policy Data Page.

     You can make unlimited transfers each Policy Year. We reserve the right to charge up to $30 for each transfer after the first 12 in a given policy year. (See "THE POLICIES--Transfers.") In addition, you can request transfers through the Dollar Cost Averaging or the Automatic Asset Reallocation options. (See "THE POLICIES--Dollar Cost Averaging and Automatic Asset Reallocation.")

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a $40 policy service charge (may be lower in some jurisdictions) on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge, on an annual basis, is 1.55% of the average daily net asset value of the Separate Account. (See "CHARGES AND DEDUCTIONS--Separate Account Charge.")

     We do not impose any surrender charge on withdrawals or surrenders of the policies.

     If you elect the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), we will deduct a charge each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative in proportion to its percentage of the Accumulation Value each applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

     The value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $10,000 for Non-Qualified Policies. You can make additional premium payments of at least $1,000 or such lower amount as we may permit at any time. FOR POLICIES ISSUED PRIOR TO NOVEMBER 15, 2004, ADDITIONAL PREMIUM PAYMENTS ARE NOT PERMITTED. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,500,000 without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions and/or Fixed Account which you selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     You may allocate the initial premium payment and thereafter maintain the Accumulation Value in up to 36 Investment Divisions plus the Fixed Account at any one time. (See "THE POLICIES--Automatic Asset Reallocation.") Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and the number of Allocation Alternatives to which you allocate your Accumulation Value. FOR POLICIES ISSUED ON OR AFTER THE DATE OF THIS PROSPECTUS, THE MAXIMUM PERCENTAGE OF ANY ONE PREMIUM PAYMENT THAT CAN BE ALLOCATED TO THE FIXED ACCOUNT IS DESCRIBED IN THE POLICY DATA PAGE.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals are less than $2,000, we reserve the right to terminate your policy subject to applicable state law. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. You may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income--Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the Accumulation Value,

        (b) the sum of all premium payments made, less any partial withdrawals, less any rider charges, or

        (c) the "reset value" (as described in "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement Date") plus any additional premium payments made since the most recent "Reset Anniversary," less "proportional withdrawals" and rider charges made since the most recent "Reset Anniversary."

     If the Beneficiary is the spouse of the Annuitant and owner, see Question
11. (See "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you elect the EBB Rider and the Enhanced Spousal Continuance ("ESC") Rider applies, see the EEB and ESC Riders for details.

12. MAY I RETURN THE POLICY AFTER IT IS DELIVERED?

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the date we receive the policy without any deduction for premium taxes. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or
(ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes. We will set forth the provision in your policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. ARE POLICY LOANS AVAILABLE?

     Policy loans are not available.

15. HOW DO I CONTACT NYLIAC?

                  GENERAL INQUIRIES AND WRITTEN REQUESTS   PREMIUM PAYMENTS
                  ---------------------------------------  ---------------------------------------
REGULAR MAIL      NYLIAC Variable Products Service Center  NYLIAC
                  Madison Square Station                   75 Remittance Drive
                  P.O. Box 922                             Suite 3021
                  New York, NY 10159                       Chicago, IL 60675-3021
EXPRESS MAIL      NYLIAC Variable Products Service Center  NYLIAC, Suite 3021
                  51 Madison Avenue                        c/o The Northern Trust Bank
                  Room 452                                 350 North Orleans St.
                  New York, NY 10010                       Receipt & Dispatch, 8th Floor
                                                           Chicago, IL 60654
CUSTOMER SERVICE  (800) 598-2019
AND UNIT VALUES

     You may send service requests to us at the Variable Products Service Center ("VPSC") addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR"). (See "VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM.") Faxed requests are not acceptable and will not be honored at anytime.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003, (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements, (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31, 2003 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1, 2003 except where indicated.

     SOME INVESTMENT DIVISIONS OFFERED IN POLICIES PRIOR TO NOVEMBER 15, 2004 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER NOVEMBER 15, 2004. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

                                                                       MAINSTAY VP CAPITAL
                              MAINSTAY VP BOND-- INITIAL CLASS     APPRECIATION-- INITIAL CLASS
                              ---------------------------------   ------------------------------
                               2003     2002     2001    2000*    2003    2002    2001    2000*
                              ------   ------   ------   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)......  $12.32   $11.43   $10.62   $10.00   $4.88   $7.17   $9.48   $10.00
Accumulation Unit value (end
 of period).................  $12.68   $12.32   $11.43   $10.62   $6.11   $4.88   $7.17   $ 9.48
Number of units outstanding
 (in 000s) (end of period)..     121      170       96       16     160     174     186      123

                                                                          MAINSTAY VP COMMON
                                  MAINSTAY VP CASH MANAGEMENT           STOCK-- INITIAL CLASS
                              -----------------------------------   ------------------------------
                               2003     2002      2001     2000*    2003    2002    2001    2000*
                              ------   -------   -------   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)......  $ 1.05   $  1.05   $  1.03   $ 1.00   $5.71   $7.65   $9.37   $10.00
Accumulation Unit value (end
 of period).................  $ 1.04   $  1.05   $  1.05   $ 1.03   $7.10   $5.71   $7.65   $ 9.37
Number of units outstanding
 (in 000s) (end of period)..   3,657    25,991    15,454    4,074     152     219     230      139

                                     MAINSTAY VP CONVERTIBLE--          MAINSTAY VP GOVERNMENT--
                                           INITIAL CLASS                      INITIAL CLASS
                                   ------------------------------   ---------------------------------
                                   2003    2002    2001    2000*     2003     2002     2001    2000*
                                   -----   -----   -----   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)...........  $7.89   $8.71   $9.04   $10.00   $12.04   $11.13   $10.60   $10.00
Accumulation Unit value (end of
 period).........................  $9.50   $7.89   $8.71   $ 9.04   $12.07   $12.04   $11.13   $10.60
Number of units outstanding (in
 000s) (end of period)...........    168     209     199      150      162      287      128       27

                                       MAINSTAY VP HIGH YIELD          MAINSTAY VP INTERNATIONAL
                                   CORPORATE BOND-- INITIAL CLASS        EQUITY-- INITIAL CLASS
                                   -------------------------------   ------------------------------
                                    2003    2002    2001    2000*    2003    2002    2001    2000*
                                   ------   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)...........  $ 9.65   $9.60   $9.29   $10.00   $7.45   $7.92   $9.35   $10.00
Accumulation Unit value (end of
 period).........................  $12.95   $9.65   $9.60   $ 9.29   $9.54   $7.45   $7.92   $ 9.35
Number of units outstanding (in
 000s) (end of period)...........     375     255     149       85      45      34      32       18

                                                                              MAINSTAY VP MID CAP            MAINSTAY VP
                                                  MAINSTAY VP MID CAP              GROWTH--                MID CAP VALUE--
                                                 CORE-- INITIAL CLASS            INITIAL CLASS              INITIAL CLASS
                                               -------------------------   -------------------------   ------------------------
                                                2003     2002    2001(A)    2003     2002    2001(A)    2003    2002    2001(A)
                                               ------   ------   -------   ------   ------   -------   ------   -----   -------
Accumulation Unit value (beginning of
 period).....................................  $ 8.67   $10.00   $10.00    $ 8.19   $11.65   $10.00    $ 8.23   $9.78   $10.00
Accumulation Unit value (end of period)......  $11.57   $ 8.67   $10.00    $11.68   $ 8.19   $11.65    $10.45   $8.23   $ 9.78
Number of units outstanding (in 000s) (end of
 period).....................................      15        8        0        17       17        5        65      67       11


                                                    MAINSTAY VP S&P 500
                                                   INDEX-- INITIAL CLASS
                                               ------------------------------
                                               2003    2002    2001    2000*
                                               -----   -----   -----   ------
Accumulation Unit value (beginning of
 period).....................................  $6.23   $8.14   $9.40   $10.00
Accumulation Unit value (end of period)......  $7.87   $6.23   $8.14   $ 9.40
Number of units outstanding (in 000s) (end of
 period).....................................    227     250     224      135

                                             MAINSTAY VP SMALL
                                               CAP GROWTH--           MAINSTAY VP TOTAL RETURN--
                                               INITIAL CLASS                INITIAL CLASS
                                          -----------------------   ------------------------------
                                          2003    2002    2001(A)   2003    2002    2001    2000*
                                          -----   -----   -------   -----   -----   -----   ------
Accumulation Unit value (beginning of
 period)................................  $7.07   $9.76   $10.00    $6.64   $8.09   $9.20   $10.00
Accumulation Unit value (end of
 period)................................  $9.86   $7.07   $ 9.76    $7.83   $6.64   $8.09   $ 9.20
Number of units outstanding (in 000s)
 (end of period)........................     43      38       28      242     278     302      297

                                                                                   MAINSTAY VP AMERICAN
                                                                                    CENTURY INCOME AND
                                                 MAINSTAY VP VALUE--                     GROWTH--
                                                    INITIAL CLASS                     INITIAL CLASS
                                          ---------------------------------   ------------------------------
                                           2003     2002     2001    2000*    2003    2002    2001    2000*
                                          ------   ------   ------   ------   -----   -----   -----   ------
Accumulation Unit value (beginning of
 period)................................  $ 8.49   $10.92   $11.04   $10.00   $6.57   $8.29   $9.21   $10.00
Accumulation Unit value (end of
 period)................................  $10.64   $ 8.49   $10.92   $11.04   $8.33   $6.57   $8.29   $ 9.21
Number of units outstanding (in 000s)
 (end of period)........................     101      106       73       22      37      32       9       17

                                                                           MAINSTAY VP EAGLE ASSET
                                                                              MANAGEMENT GROWTH
                                         MAINSTAY VP DREYFUS LARGE                 EQUITY--
                                       COMPANY VALUE-- INITIAL CLASS            INITIAL CLASS
                                      -------------------------------   ------------------------------
                                      2003    2002     2001    2000*    2003    2002    2001    2000*
                                      -----   -----   ------   ------   -----   -----   -----   ------
Accumulation Unit value (beginning
 of period).........................  $7.49   $9.86   $10.49   $10.00   $5.52   $7.81   $9.51   $10.00
Accumulation Unit value (end of
 period)............................  $9.43   $7.49   $ 9.86   $10.49   $6.96   $5.52   $7.81   $ 9.51
Number of units outstanding (in
 000s) (end of period)..............     40      41       34       17      91      87      69       55


                                         MAINSTAY VP LORD ABBETT            ALGER AMERICAN SMALL
                                           DEVELOPING GROWTH--                CAPITALIZATION--
                                              INITIAL CLASS                    CLASS O SHARES
                                      ------------------------------   ------------------------------
                                      2003    2002    2001    2000*    2003    2002    2001    2000*
                                      -----   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value (beginning
 of period).........................  $5.83   $8.33   $9.13   $10.00   $4.31   $5.94   $8.56   $10.00
Accumulation Unit value (end of
 period)............................  $7.95   $5.83   $8.33   $ 9.13   $6.05   $4.31   $5.94   $ 8.56
Number of units outstanding (in
 000s) (end of period)..............     28      19       6        9      69      97      87       69

                                                                        DREYFUS IP TECHNOLOGY            FIDELITY(R) VIP
                                        CALVERT SOCIAL BALANCED        GROWTH-- INITIAL SHARES    CONTRAFUND(R)-- INITIAL CLASS
                                     ------------------------------   -------------------------   ------------------------------
                                     2003    2002    2001    2000*     2003     2002    2001(A)   2003    2002    2001    2000*
                                     -----   -----   -----   ------   ------   ------   -------   -----   -----   -----   ------
Accumulation Unit value (beginning
 of period)........................  $7.42   $8.57   $9.36   $10.00   $ 7.18   $12.03   $10.00    $7.66   $8.58   $9.93   $10.00
Accumulation Unit value (end of
 period)...........................  $8.71   $7.42   $8.57   $ 9.36   $10.67   $ 7.18   $12.03    $9.69   $7.66   $8.58   $ 9.93
Number of units outstanding (in
 000s) (end of period).............     14      15      11       11       17       22        2      136     128     103       46

                                      FIDELITY(R) VIP EQUITY-INCOME--
                                               INITIAL CLASS
                                     ---------------------------------
                                      2003     2002     2001    2000*
                                     ------   ------   ------   ------
Accumulation Unit value (beginning
 of period)........................  $ 8.15   $ 9.97   $10.65   $10.00
Accumulation Unit value (end of
 period)...........................  $10.46   $ 8.15   $ 9.97   $10.65
Number of units outstanding (in
 000s) (end of period).............      84       77       53       27

                                                  FIDELITY(R) VIP
                                                     MID CAP--            JANUS ASPEN SERIES
                                                      SERVICE                 BALANCED--
                                                      CLASS 2            INSTITUTIONAL SHARES
                                                  ---------------   -------------------------------
                                                      2003(B)       2003    2002     2001    2000*
                                                  ---------------   -----   -----   ------   ------
Accumulation Unit value (beginning of period)...       $10.00       $8.85   $$9.61  $10.24   $10.00
Accumulation Unit value (end of period).........       $10.17       $9.94   $8.85   $ 9.61   $10.24
Number of units outstanding (in 000s) (end of
 period)........................................            0         264     283      264      160


                                                        JANUS ASPEN SERIES
                                                        WORLDWIDE GROWTH--             MFS(R) INVESTORS TRUST
                                                       INSTITUTIONAL SHARES            SERIES-- INITIAL CLASS
                                                  ------------------------------   ------------------------------
                                                  2003    2002    2001    2000*    2003    2002    2001    2000*
                                                  -----   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value (beginning of period)...  $5.13   $7.00   $9.16   $10.00   $6.28   $8.07   $9.75   $10.00
Accumulation Unit value (end of period).........  $6.27   $5.13   $7.00   $ 9.16   $7.55   $6.28   $8.07   $ 9.75
Number of units outstanding (in 000s) (end of
 period)........................................    181     199     159      127      45      41      29       11

                                                                 MFS(R) RESEARCH SERIES--            T. ROWE PRICE EQUITY
                                                                      INITIAL CLASS                    INCOME PORTFOLIO
                                                              ------------------------------   ---------------------------------
                                                              2003    2002    2001    2000*     2003     2002     2001    2000*
                                                              -----   -----   -----   ------   ------   ------   ------   ------
Accumulation Unit value (beginning of period)...............  $5.10   $6.87   $8.86   $10.00   $ 9.47   $11.07   $11.08   $10.00
Accumulation Unit value (end of period).....................  $6.27   $5.10   $6.87   $ 8.86   $11.70   $ 9.47   $11.07   $11.08
Number of units outstanding (in 000s) (end of period).......     49      53      55       66      130      110       81       13

                                                                     VAN ECK WORLDWIDE              VAN KAMPEN UIF EMERGING
                                                                        HARD ASSETS                 MARKETS EQUITY-- CLASS I
                                                              --------------------------------   ------------------------------
                                                               2003    2002     2001    2000*    2003    2002    2001    2000*
                                                              ------   -----   ------   ------   -----   -----   -----   ------
Accumulation Unit value (beginning of period)...............  $ 8.83   $9.24   $10.48   $10.00   $5.12   $5.72   $6.21   $10.00
Accumulation Unit value (end of period).....................  $12.62   $8.83   $ 9.24   $10.48   $7.55   $5.12   $5.72   $ 6.21
Number of units outstanding (in 000s) (end of period).......      15       6        3        2      92      21   1,019        6

------------
 *  The policies were first offered on March 13, 2000.

(a) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

(b) For the period September 5, 2003 (commencement of operations) through December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account and any other separate account of NYLIAC.

     The Separate Account currently has 70 investment divisions 36 of which are available under this product. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC) in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from .10% to ..35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:


FUND                                   INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                       -                                   -
MainStay VP Series Fund, Inc.          New York Life Investment            MainStay VP Bond
                                       Management LLC                      MainStay VP Capital Appreciation
                                                                           MainStay VP Cash Management
                                                                           MainStay VP Common Stock
                                                                           MainStay VP Convertible
                                                                           MainStay VP Government
                                                                           MainStay VP High Yield Corporate Bond
                                                                           MainStay VP International Equity
                                                                           MainStay VP Mid Cap Core
                                                                           MainStay VP Mid Cap Growth
                                                                           MainStay VP Mid Cap Value
                                                                           MainStay VP S&P 500 Index
                                                                           MainStay VP Small Cap Growth
                                                                           MainStay VP Total Return
                                                                           MainStay VP Value
                                                                           MainStay VP American Century Income & Growth
                                                                           MainStay VP Dreyfus Large Company Value
                                                                           MainStay VP Eagle Asset Management Growth Equity
                                                                           MainStay VP Lord Abbett Developing Growth
------------------------------------------------------------------------------------------------------------------------------
The Alger American Fund                Fred Alger Management, Inc.         Alger American Small Capitalization
------------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.          Calvert Asset Management Company,   Calvert Social Balanced
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Investment Trust      Columbia Management Advisors Inc.   Colonial Small Cap Value Fund, Variable Series--
                                                                           Class B
------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios          The Dreyfus Corporation             Dreyfus IP Technology Growth
------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products   Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)
Fund                                   Company                             Fidelity(R) VIP Equity-Income
                                                                           Fidelity(R) Mid Cap
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                     Janus Capital Management LLC        Janus Aspen Series Balanced
                                                                           Janus Aspen Series Worldwide Growth
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investment Management        MFS(R) Investors Trust Series
                                                                           MFS(R) Research Series
                                                                           MFS(R) Utilities Series
------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisors Management   Neuberger Berman Management Inc.    Neuberger Berman AMT Mid-Cap Growth
Trust
------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.      T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds,     Van Kampen                          Van Kampen UIF Emerging Markets Equity
Inc.
------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
------------------------------------------------------------------------------------------------------------------------------
Victory Variable Insurance Funds       Victory Capital Management Inc.     Victory VIP Diversified Stock

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the Fixed Accumulation Value will also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, and (d) name a payee to receive Income Payments. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Access Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

----------------------------------------------------------------------------------------------------------------------------------
                                         LIFESTAGES(R)
                        LIFESTAGES(R)    PREMIUM PLUS                          LIFESTAGES(R)     LIFESTAGES(R)     LIFESTAGES(R)
                       ACCESS VARIABLE  ELITE VARIABLE   LIFESTAGES(R) ELITE     ESSENTIALS     PREMIUM PLUS II        SELECT
                           ANNUITY          ANNUITY       VARIABLE ANNUITY    VARIABLE ANNUITY  VARIABLE ANNUITY  VARIABLE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge            None         10 Years (8%,   8 Years (8%, 8%,     7 Years (7%, 7%,  8 Years (8%, 8%,  3 Years (8%, 8%,
Period                                  8%, 8%, 7%, 6%,  8%, 7%, 6%, 5%, 4%,  7%, 6%, 6%, 5%,   8%, 7%, 6%, 5%,   7% -- based on
                                        5%, 4%, 3%, 3%,  3% -- based on each       4% --        4%, 3% -- based    each premium
                                        3% -- based on    premium payment      based on each    on each premium    payment date)
                                         each premium         date)*          premium payment   payment date)*
                                        payment date)*                             date)
----------------------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan           No          Yes (6 month      Yes (6 month       Yes (6, 12, 18     Yes (6 month      Yes (6 and 12
                                           account)          account)              month           account)       month accounts)
                                                                                 accounts)
----------------------------------------------------------------------------------------------------------------------------------
Interest Sweep               No               Yes               Yes                 Yes               Yes               Yes
----------------------------------------------------------------------------------------------------------------------------------
Premium Credit               No               Yes               No                  No                Yes               No
----------------------------------------------------------------------------------------------------------------------------------
Fixed Account                Yes              Yes               Yes                 Yes               Yes               Yes
                          One-Year         One-Year          One-Year           - One-Year         One-Year          One-Year
                                                                               - Three-Year
----------------------------------------------------------------------------------------------------------------------------------
Reset Death Benefit    Annual reset to     Optional          Optional         Annual reset to   Annual reset to   Annual reset to
Guarantee                  age 80       Annual reset to  Annual reset to age      age 80            age 80            age 80
                                            age 80              80
----------------------------------------------------------------------------------------------------------------------------------
Annual Death Benefit         N/A        Ages 65 or       Ages 65 or                 N/A               N/A               N/A
Reset Charge                            younger: 0.30%   younger: 0.30%
                                        Ages 66 to       Ages 66 to
                                        75:   0.35%      75:   0.35%
----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense       1.55%            1.90%             1.70%               1.45%             1.75%             1.85%
Risk and               Based on assets     Based on      Based on Adjusted    Based on assets   Based on assets   Based on assets
Administration Costs   of the Separate     Adjusted      Premium Payments.    of the Separate   of the Separate   of the Separate
Charge                 Account. Charge      Premium        Charge is not         Account.          Account.          Account.
                       is reflected in     Payments.     reflected in the        Charge is         Charge is         Charge is
                             the         Charge is not   Accumulation Unit    reflected in the  reflected in the  reflected in the
                        Accumulation     reflected in          Value           Accumulation      Accumulation      Accumulation
                         Unit Value           the                               Unit Value        Unit Value        Unit Value
                                         Accumulation
                                          Unit Value
----------------------------------------------------------------------------------------------------------------------------------
Annual Policy Service       $40*              $30               $30                 $30               $30               $50
Charge
----------------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value         $50,000         $100,000          $100,000             $50,000          $100,000          $100,000
Required to Waive
Annual Policy Service
Charge
----------------------------------------------------------------------------------------------------------------------------------

---------------------  ----------------
                        LIFESTAGES(R)
                           FLEXIBLE
                       PREMIUM VARIABLE
                           ANNUITY
---------------------  ----------------
Surrender Charge       9 Years (7%, 7%,
Period                 7%, 6%, 5%, 4%,
                        3%, 2%, 1% --
                       based on policy
                            date)
--------------------------------------------------------
DCA Advantage Plan           No
-------------------------------------------------------------------------
Interest Sweep               Yes
------------------------------------------------------------------------------------------
Premium Credit               No
-----------------------------------------------------------------------------------------------------------
Fixed Account                Yes
                          One-Year
----------------------------------------------------------------------------------------------------------------------------
Reset Death Benefit    3 year reset to
Guarantee                  age 85
----------------------------------------------------------------------------------------------------------------------------------
Annual Death Benefit         N/A
Reset Charge
----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense       1.40%
Risk and               Based on assets
Administration Costs   of the Separate
Charge                    Account.
                          Charge is
                       reflected in the
                        Accumulation
                         Unit Value
----------------------------------------------------------------------------------------------------------------------------------
Annual Policy Service        $30
Charge
----------------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value         $20,000
Required to Waive
Annual Policy Service
Charge
----------------------------------------------------------------------------------------------------------------------------------

All policies and features may not be available in all jurisdictions.
* May be different in some jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs, Inherited IRAs and SEPs

     Please see "FEDERAL TAX MATTERS" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly.

However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year (or longer if required by state law) and is guaranteed to be at least the amount of your premium payments, less any partial withdrawals;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive a guaranteed amount of monthly income for life;
         and

     (5) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole Beneficiary.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to NYLIAC's Cleveland or Dallas service center with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt at the service center. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code.

     We credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated under "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ACCESS VARIABLE ANNUITY--Question 15." ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     You may allocate the initial premium payments, and thereafter, may maintain the Accumulation Value in up to 36 Investment Divisions plus the Fixed Account. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     FOR POLICIES ISSUED ON OR AFTER THE DATE OF THIS PROSPECTUS, THE MAXIMUM PERCENTAGE OF ANY PREMIUM PAYMENT THAT CAN BE ALLOCATED TO THE FIXED ACCOUNT IS DESCRIBED IN THE POLICY DATA PAGE.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $10,000 for Non-Qualified Policies. You may make additional premium payments of at least $1,000 or such lower amount as we may permit at any time or by any method NYLIAC makes available. FOR POLICIES ISSUED PRIOR TO NOVEMBER 15, 2004, ADDITIONAL PREMIUM PAYMENTS ARE NOT PERMITTED. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,500,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the date we receive the policy, without any deduction for premium taxes. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or
(ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 90 (some states may have lower age limits). We will accept additional premium payments until either you or the Annuitant reaches the age of 90, unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0-80 for Inherited IRAs). We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date, subject to certain restrictions. Except in connection with transfers made pursuant to Dollar Cost Averaging and Automatic Asset Reallocation, the minimum amount that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account, is $500. Except for the Dollar Cost Averaging and Automatic Asset Reallocation options, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division. Transfers into the Fixed Account may be subject to restrictions. (See "THE FIXED ACCOUNT.")

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with Dollar Cost Averaging or Automatic Asset Reallocation will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in certain situations. (See "THE FIXED ACCOUNT.")

     You can request a transfer in four ways:

     - submit your request in writing on a form we approve to the VPSC at the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

     - use the IVR at 800-598-2019;

     - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

     - make your request through the VSC.

     For more details, see "VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM."

     We will make transfers from the Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request, (see "Delay of Payments").

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     (a) Limits on Transfers.

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount on each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by any one of the Funds for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful affect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful affects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity or

     - dilution of the interests of long-term investors.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next Business Day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is open Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern
Time).

     The VSC enables you to:

        -- email your registered representative or the VPSC;

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- change your address; and

        -- obtain service forms.

        -- reset your PIN;

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments; and

        -- speak with one of our Customer Service Representatives on Business
           Days, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You may authorize a third party to have access through a Customer Service Representative in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The
Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Faxed requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAM

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit Values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
                 ----                ------                  -----
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     The Dollar Cost Averaging option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. For policies issued on or after the date of this Prospectus, the maximum amount that may be transferred into the Fixed Account in a Policy Year from the Investment Divisions is described in the Policy Date page. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. We will not process a Dollar Cost Averaging transfer unless we receive a written request at the VPSC at the address listed in Question 15 of this prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Dollar Cost Averaging transfer will commence on the day requested in the following month.

     You may cancel the Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine or if the maximum amount has been transferred to the Fixed Account from the Investment Divisions for the Policy Year. You may not elect the Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur. We will not process an Automatic Asset Reallocation transfer unless we receive a written request at the VPSC at the addresses listed in the response to Question 15 of this prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Automatic Asset Reallocation transfer will commence on the day requested in the following month. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under this option. You may not elect the Automatic Asset Reallocation option if you have selected the Dollar Cost Averaging option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $100 (or such lower amount as we may permit). We will allocate the initial premium payment to the Allocation Alternative you have specified within two Business Days after receipt. We will allocate additional premium payments to the Allocation Alternatives at the close of the Business Day on which they are deposited by NYLIAC.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two Riders under the policy. The EBB Rider is available for an additional charge. The Enhanced Spousal Continuance Rider is available at no additional charge if the EBB Rider is elected. The Riders are only available in those states where they have been approved.

     (a) Enhanced Beneficiary Benefit Rider (optional)

     THE EBB RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND
DEDUCTIONS -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 OR YOUNGER                                    NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                               NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see "THE POLICIES -- Riders -- Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in THE POLICIES -- Riders -- Enhanced Spousal Continuance Rider section, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements), to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The EBB Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the EBB amount is calculated (Gain multiplied by the applicable EBB rider percentage):

                            EBB = $66,000 X 50% = $33,000

     In this example, the EBB is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (b) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application, your policy will, subject to state availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries and written requests for service must be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ACCESS VARIABLE ANNUITY--Question 15.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                             CHARGES AND DEDUCTIONS

     THERE ARE NO SURRENDER OR WITHDRAWAL CHARGES UNDER THE POLICIES.

     SEPARATE ACCOUNT CHARGE

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. On an annual basis, the charge equals 1.55% of the average net asset value of the Separate Account. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     POLICY SERVICE CHARGE

     We deduct an annual $40 policy service charge (may be lower in some jurisdictions) each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $50,000. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     TRANSFER FEES

     We do not impose any fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge $30 for each transfer in excess of 12 transfers per Policy Year. Transfers made under Dollar Cost Averaging or Automatic Asset Reallocation do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment for a policy is approved. We may change these rules from time to time. Any variation in the policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, (ii) at the Annuity Commencement Date, or (iii) when a purchase payment is received. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described in this section) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

     FUND CHARGES

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     ENHANCED BENEFICIARY BENEFIT RIDER CHARGE (OPTIONAL)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request that is acceptable to NYLIAC. Fax transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the addresses given in Question 15. The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written withdrawal request, less any outstanding premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER YOUR POLICY--Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct any state premium tax, if applicable, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "DISTRIBUTIONS UNDER YOUR POLICY--Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (except on the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). We will not process a Periodic Partial Withdrawal unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. If we do not receive the request within the five business days, the Periodic Partial Withdrawal will commence on the day requested in the following month. You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

     (a) the Accumulation Value; or

     (b) the sum of all premium payments made, less any partial withdrawals, less any rider charges; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary, less "proportional withdrawals" made and rider charges paid since the most recent Reset Anniversary.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the first Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on the greater of (a) the Accumulation Value on that Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals made and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed during the first policy year, less any rider charges; or b) the Reset Value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary in the second and subsequent policy years, less any rider charges.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (3) a $20,000 withdrawal is made after the second Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (5) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

     The death benefit is the greater of:

                       (a)  Accumulation Value: $175,000
                       (b)  Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or
                       (c)  Reset value - the greater of: a) Current Accumulation Value - $175,000; and
                                                          b) Last Reset Value, plus premiums, less proportional
                                                             withdrawals.
                                                               That is:
                                                               $220,000 + $0 - (($20,000/$250,000)($220,000))
                                                               =$220,000 - (0.08)($220,000)
                                                               =$220,000 - $17,600
                                                               =$202,400

     In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments less any partial withdrawals, less any rider charges)" independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income--Guaranteed Period Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) the Annuitant, if you were the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11)

     With respect to 403(b) Tax Sheltered Annuities, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. We will set an interest rate in advance periodically. All premium payments allocated to, or amounts transferred to, the Fixed Account will receive the rate in effect for the period during which the allocation or transfer is made, until the end of the Policy Year. Thereafter, the rate applicable to those amounts will change on each Policy Anniversary. The new rate will be the rate in effect on the date on which the Policy Anniversary occurs.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     (c) Transfers to Fixed Account

     FOR POLICIES ISSUED ON OR AFTER THE DATE OF THIS PROSPECTUS, THE MAXIMUM AMOUNT THAT MAY BE TRANSFERRED INTO THE FIXED ACCOUNT IN A POLICY YEAR FROM THE INVESTMENT DIVISIONS IS DESCRIBED IN THE POLICY DATA PAGE. You may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures or through our Virtual Service Center.

     We will deduct partial withdrawals from the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from Tax Sheltered Annuities under
Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original

     IRA Policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA Policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6.25%. A portion of this amount is paid as commissions to registered representatives.

     Representatives of NYLIFE Securities, Inc. who solicit sales of LifeStages(R) Access Variable Annuity may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of the Policies................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    5
LEGAL PROCEEDINGS...........................................    5
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

 How to obtain a LifeStages(R) Access Variable Annuity Statement of Additional
                                  Information.

               Call (800) 598-2019 or send this request form to:

                     NYLIAC Variable Products Service Center
                     Madison Square Station
                     P.O. Box 922
                     New York, NY 10159

--------------------------------------------------------------------------------

 Please send me a LifeStages(R) Access Variable Annuity Statement of Additional
                      Information dated November 15, 2004:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 15, 2004
                                      FOR

                     LIFESTAGES(R) ACCESS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current LifeStages(R) Access Variable Annuity Prospectus. You should read the SAI in conjunction with the LifeStages(R) Access Variable Annuity Prospectus. You may obtain a copy of the Prospectus by calling 800-598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the November 15, 2004 LifeStages(R) Access Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of the Policies................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    5
LEGAL PROCEEDINGS...........................................    5
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charge deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.55% annualized of the daily average Variable Accumulation Value of the Separate Account. (See "Separate Account Charge" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables.

(See "DISTRIBUTIONS UNDER THE POLICY--Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made, unless required otherwise by state law.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that
(a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), is the principal underwriter and the distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6.25%. A portion of this amount is paid as commissions to registered representatives.

     For the years ending December 31, 2001, 2002 and 2003, NYLIAC paid commissions of $660,948, $1,221,332 and $2,064,966 respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

     Representatives of NYLIFE Securities, Inc. who solicit sales of LifeStages(R) Access Variable Annuity may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the Statement.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

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